Item 1: Report to Shareholders

Value Fund	June 30, 2005

The views and opinions in this report were current as of June 30, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

In the game of rock, paper, and scissors, one of the absolutes is that rock always beats scissors, scissors always beats paper, and paper always beats rock. So far this decade, two of the absolutes in investing have been that small- and mid-cap stocks beat large-caps and value beats growth. In fact, from January 1, 2000, through June 30, 2005, the small-cap index has risen 35.98%, and the mid-cap index is up 49.82%, while the large-cap index is down 8.38%. Moreover, within the large-cap stock universe there has been a marked divergence between value and growth: the value index is up 31.57%, while the growth index is down 39.66%. (As represented by Russell indexes; please see Glossary for descriptions.)

Performance for your fund over the past six months, while fair, has been less than we have come to expect from ourselves. Your fund had a return of 0.09% for the first half of the year, which compares favorably with the returns of the S&P 500 but less favorably with the returns for your fund’s Lipper benchmark. Overall, we have been disadvantaged by not owning enough energy or utilities stocks compared with our peers. Please see the Performance Comparison table for a more detailed quantitative analysis of performance. Returns for the fund’s Advisor Class shares were slightly lower due to their different fee structure.

PERFORMANCE COMPARISON

Periods Ended 6/30/05	6 Months	12 Months
Value Fund	0.09%	10.02%
Value Fund–Advisor Class	0.04	9.87
S&P 500 Index	-0.81	6.32
Lipper Multi-Cap Value
Funds Index	0.99	10.95

Your fund has taken advantage of this favorable climate for value stocks and is up 47.25% since the start of 2000. Until last year, what propelled the performance of value against growth was simply that value stocks were cheap relative to growth stocks on a number of metrics. Since then, however, much of the outperformance of value against growth can be attributed to the behavior of crude oil prices and the consequent price appreciation in energy stocks (energy makes up 13.5% of the large-cap value index and only 3.0% of the large-cap growth index). Indeed, over the past year, crude oil prices have risen from $37 at the end of June 2004 to over $56 at the end of June this year. This drove a corresponding gain in the stocks of energy companies: over the past year the energy sector component of the S&P 500 Index rose 39.42%.

So far this year, the market has been stuck in a very tight trading range. With the exception of the appreciation in energy stocks, the first half of this year was a non-event, and the overall market declined only slightly. Interest rates did not move a great deal either. The yield on the 10-year Treasury went from 4.22% at the end of last year to 3.94% at the end of June.

PORTFOLIO REVIEW

Energy was the best-performing sector for the first half of this year, and it is no surprise that several energy companies, including Amerada Hess, Statoil, ConocoPhilips, and Baker Hughes, were all strong contributors to your fund’s performance. Our problem was not in the energy stocks that we owned; rather, it was that we did not own enough of them. Investments in traditionally defensive sectors of the market such as defense stocks (Lockheed Martin and Rockwell Collins) and utilities (First Energy and NiSource) also did very well and aided performance. The pace of merger activity picked up substantially over the past six months. Your fund benefited through its investments in May Department Stores, Great Lakes Chemical, and Cablevision, all of which were the target of takeover offers. (Please refer to our portfolio of investments for a complete listing of our holdings and the amount each represents of the portfolio.)

SECTOR DIVERSIFICATION

	Percent of Net Assets
12/31/04		6/30/05
Financials	22.6%	21.8%
Consumer Discretionary	19.4	20.0
Industrials and Business Services	13.1	11.5
Health Care	8.4	9.0
Energy	7.8	8.5
Information Technology	5.3	8.4
Materials	7.3	5.9
Consumer Staples	6.6	5.4
Telecommunication Services	3.2	3.0
Utilities	2.9	2.9
Other and Reserves	3.4	3.6
Total	100.0%	100.0%

Historical weightings reflect current industry/sector classifications.

On the negative side of the ledger, our holdings in basic material and commodity companies such as Alcoa, Nucor, International Paper, and Bowater all performed quite poorly as investors worried about the pace of economic recovery and a slowing Chinese economy. Another area of weakness was our investments in the media industry as advertising trends have disappointed investors. Your fund’s investments in New York Times, Dow Jones, Time Warner, and Viacom all hurt performance. Over the first half of this year, we added to many of the above names. We believe that investors were overly pessimistic about the pace of economic growth and, as a result, the prospects for both basic materials and media companies.

PORTFOLIO STRATEGY AND CHANGES

To place our portfolio changes in perspective, it is important to review the investment strategy that we use in managing your fund. Our focus is to invest in companies with both attractive relative valuations and favorable long-term fundamental characteristics. We view ourselves as investors, not speculators, and we have a longer-term time horizon when we make our investment decisions.

Since the start of the year, we have seen significant investment opportunities in companies that represent the “growthier” edges of our value universe. We initiated positions in International Game Technology, Fannie Mae, Boston Scientific, Kohl’s, First Data, and IBM, all of which are attractively valued on a relative basis and boast a higher-quality asset base. All of these companies are seeing their growth prospects slow as their businesses become more mature, but their growth rates are still higher than those of most traditional value companies. Many growth investors have simply disgorged their investments in these companies as their pace of revenue and earnings growth has been less than investors’ expectations. However, a maturing business model does not necessarily lead to a bad investment, especially if the market has already taken account of slowing growth in the company’s valuation.

While we have already discussed the performance of value relative to growth over the past five years, we would also like to point out that small- and mid-cap companies have dramatically outperformed large-cap companies. When we analyze current valuation levels, we see little collective appeal in the small- and mid-cap sectors, and much greater appeal in the larger-cap segment of the market. As such, we have been progressively increasing the average market cap of your fund to take advantage of many large-cap companies’ relative valuations. Established large-cap companies, such as GE, Microsoft, and J.P. Morgan Chase, are all top-10 holdings in the portfolio.

We have also continued to focus on swapping one company whose valuation merits have faded for another with more appealing characteristics. Accordingly, over the six months, we traded out of Freddie Mac to establish a position in the previously mentioned Fannie Mae. We took advantage of significant stock price appreciation in CVS and swapped some of our position into RadioShack. Within energy, we trimmed our position in Baker Hughes and used the proceeds to add to our position in Schlumberger, and we sold some of our Amerada Hess to add to Total, the French oil conglomerate that is now the second-largest position in your fund. All of these exchanges were made to take advantage of both valuation disparities and the market’s being either too positive or too negative about the companies’ prospects. The Major Portfolio Changes table at the end of this commentary highlights our purchase and sale activity during the past six months.

OUTLOOK

For the past five years, rock has beaten scissors, value has beaten growth, and small- and mid-caps have beaten large-caps. Over the upcoming year, the only forecast we can make with any certainty is that rock will continue to beat scissors. However, we believe that at some point growth should start to perform better and that large-cap companies should do better relative to their small- and mid-cap peers. Your fund is well positioned to take advantage of these events if they occur.

The other observation is that for all of the analysis and commentary during the first half of the year about the direction of the market—first we were in a bull market, then a bear market, and then a bull market once again—stocks have had remarkably little overall direction. We are struck that investors are becoming increasingly myopic in their approach to investing. This belief is borne out by the record amount of money going into hedge fund investments. As hedge funds are very focused on short-term results, we believe that collectively, the market is becoming increasingly short-term oriented.

Our approach is different—we are focused on the longer term and believe that the only way to truly recognize the actual value in a company is by taking a longer-term approach to investing. Benjamin Graham, the author of Security Analysis and one of the deans of value investing, observed that the market is a voting mechanism in the short term but a weighing mechanism in the long term. Given our philosophy of investing in companies that are intrinsically undervalued, we need to give the market time to properly weigh the valuation of a company.

In terms of the direction of the market, our forecast has changed very little from our last letter to you. We still believe that the economy will continue its gradual recovery and support mild corporate earnings growth. However, we also believe that it is difficult to make a strong case for multiple expansion given the specter of rising interest rates, high oil prices, and an uncertain geopolitical environment. Therefore, we would expect to see equity markets move higher in response to moderate corporate earnings growth. While we remain cautiously optimistic about the stock market prospects for the rest of the year, our primary discipline is to follow the course we have taken since the fund’s inception more than 10 years ago: selecting stocks with valuation appeal, sound fundamentals, and reasonable balance sheet integrity.

Respectfully submitted,

John D. Linehan
President of the fund and chairman of its Investment Advisory Committee

July 20, 2005

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN THE FUND

Value investors seek to invest in companies whose stock prices are low in relation to their real worth or future prospects. By identifying companies whose stocks are currently out of favor or misunderstood, value investors hope to realize significant appreciation as other investors recognize the stock’s intrinsic value and the price rises accordingly. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

GLOSSARY

Lipper index: An index of mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

S&P 500 Index: A market cap-weighted index of 500 widely held stocks often used as a proxy for the overall stock market. Performance is reported on a total return basis.

Russell 1000 Index: An unmanaged index that tracks the 1,000 largest companies within the Russell 3000 Index (approximately 98% of the investable U.S. equity market).

Russell 1000 Growth Index: An unmanaged index of those firms in the Russell 1000 with higher price-to-book ratios and forecasted growth values.

Russell Midcap Index: A market capitalization-weighted index of companies that tracks the performance of the 800 smallest companies in the Russell 1000 Index. It represent approximately 26% of the total market capitalization of the Russell 1000 Index.

Russell 1000 Value Index: Market capitalization-weighted index of those firms in the Russell 1000 with lower price-to-book ratios and forecasted growth rates.

Russell 2000 Index: An unmanaged index that tracks the stocks of 2,000 small U.S. companies.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS
Percent of
Net Assets
6/30/05

GE	2.4%
Total	1.7
Union Pacific	1.5
Liberty Media	1.5
Microsoft	1.5
Marsh & McLennan	1.4
Honeywell International	1.4
Sprint	1.4
J.P. Morgan Chase	1.4
State Street	1.4
Time Warner	1.4
Coca-Cola	1.3
Comcast	1.3
Bank of America	1.3
Royal Dutch Petroleum	1.3
Hartford Financial Services	1.2
International Paper	1.2
St. Paul Companies	1.2
Schlumberger	1.2
NiSource	1.2
Statoil ASA	1.2
Genworth Financial	1.1
Cablevision Systems	1.1
International Game Technology	1.1
Viacom	1.1
Total	33.8%

Note: Table excludes investments in T. Rowe Price Reserve Investment Fund.

PORTFOLIO HIGHLIGHTS

MAJOR PORTFOLIO CHANGES
Listed in descending order of size

6 Months Ended 6/30/05

Ten Largest Purchases	Ten Largest Sales

International Game Technology *	CVS **
Boston Scientific *	May Department Stores
First Data *	Freddie Mac **
IBM *	MCI **
Fannie Mae *	Nucor
RadioShack	CSX
Kohl’s *	Baker Hughes
Marsh & McLennan	Fortune Brands
Schlumberger	Rockwell Collins
Alcoa	Great Lakes Chemical

12 Months Ended 6/30/05

Ten Largest Purchases	Ten Largest Sales

Coca-Cola *	CVS **
State Street *	CNF **
International Game Technology *	Freddie Mac **
Marsh & McLennan	May Department Stores
Boston Scientific *	Amerada Hess
GM *	Nucor
First Data *	MCI **
IBM *	Huntington Bancshares **
RadioShack	Rockwell Collins
Total	CSX

*	Position added
**	Position eliminated

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

				Since	Inception
Periods Ended 6/30/05	1 Year	5 Years	10 Years	Inception	Date
Value Fund	10.02%	8.22%	12.45%	–	–
S&P 500 Index	6.32	-2.37	9.94	–	–
Lipper Multi-Cap Value
Funds Index	10.95	7.28	10.59	–	–
Value Fund–Advisor Class	9.87	8.07	–	7.44%	3/31/00
S&P 500 Index	6.32	-2.37	–	-2.76	–
Lipper Multi-Cap Value
Funds Index	10.95	7.28	–	6.72	–

Current performance may be higher or lower than the quoted past performance, which can-
not guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price represen-
tative at 1-800-225-5132.
Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee. Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE VALUE FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/05	6/30/05	1/1/05 to 6/30/05
Investor Class
Actual	$1,000.00	$1,000.90	$4.56
Hypothetical (assumes 5%
return before expenses)	1,000.00	1,020.23	4.61
Advisor Class
Actual	1,000.00	1,000.40	5.11
Hypothetical (assumes 5%
return before expenses)	1,000.00	1,019.69	5.16

*	Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181) divided by the days in the year (365) to reflect the half-year period. The annualized expense ratio of the Investor Class was 0.92%, the Advisor Class was 1.03%.

Unaudited
FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

Investor Class
	6 Months	Year
	Ended	Ended
	6/30/05**	12/31/04	12/31/03	12/31/02	12/31/01	12/31/00
NET ASSET VALUE
Beginning of period	$22.90	$20.01	$15.56	$18.88	$19.15	$17.50

Investment activities
Net investment
income (loss)	0.14	0.19	0.18	0.18	0.17	0.24
Net realized and
unrealized gain (loss)	(0.12)	2.88	4.48	(3.31)	0.13++	2.48

Total from
investment activities	0.02	3.07	4.66	(3.13)	0.30	2.72

Distributions
Net investment income	–	(0.18)	(0.20)	(0.15)	(0.17)	(0.23)
Net realized gain	–	–	(0.01)	(0.04)	(0.40)	(0.84)

Total distributions	–	(0.18)	(0.21)	(0.19)	(0.57)	(1.07)

NET ASSET VALUE
End of period	$22.92	$22.90	$20.01	$15.56	$18.88	$19.15

Ratios/Supplemental Data
Total return^	0.09%	15.36%	30.00%	(16.58)%	1.60%	15.75%
Ratio of total expenses to
average net assets	0.92%†	0.93%	0.97%	0.95%	0.94%	0.91%
Ratio of net investment
income (loss) to average
net assets	1.20%†	1.10%+	1.06%	1.01%	0.93%	1.38%
Portfolio turnover rate	15.4%†	17.0%	30.6%	29.6%	42.2%	55.9%
Net assets, end of period
(in millions)	$2,746	$2,429	$1,482	$1,140	$1,322	$989

^	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
†	Annualized
**	Per share amounts calculated using average shares outstanding method.
++	The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund’s aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.
+	Includes the effect of a one-time special dividend (0.18% of average net assets) that is not expected to recur.

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period
Advisor Class
	6 Months	Year				3/31/00
	Ended	Ended				Through
	6/30/05**	12/31/04	12/31/03	12/31/02	12/31/01	12/31/00
NET ASSET VALUE
Beginning of period	$22.80	$19.93	$15.51	$18.84	$19.14	$17.57

Investment activities
Net investment
income (loss)	0.12	0.21	0.15	0.10	0.10	0.17*
Net realized and
unrealized gain (loss)	(0.11)	2.82	4.48	(3.24)	0.17++	2.45

Total from
investment activities	0.01	3.03	4.63	(3.14)	0.27	2.62

Distributions
Net investment income	–	(0.16)	(0.20)	(0.15)	(0.17)	(0.21)
Net realized gain	–	–	(0.01)	(0.04)	(0.40)	(0.84)

Total distributions	–	(0.16)	(0.21)	(0.19)	(0.57)	(1.05)

NET ASSET VALUE
End of period	$22.81	$22.80	$19.93	$15.51	$18.84	$19.14

Ratios/Supplemental Data
Total return^	0.04%	15.22%	29.91%	(16.67)%	1.45%	15.11%*
Ratio of total expenses to
average net assets	1.03%†	1.05%	1.04%	1.08%	1.06%	1.10%*†
Ratio of net investment
income (loss) to average
net assets	1.08%†	0.96%+	0.99%	1.08%	0.78%	1.04%*†
Portfolio turnover rate	15.4%†	17.0%	30.6%	29.6%	42.2%	55.9%
Net assets, end of period
(in thousands)	$126,777	$114,496	$73,739	$47,116	$8,673	$77

^	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
*	Excludes expenses in excess of a 1.10% contractual expense limitation in effect through 4/30/06.
†	Annualized
**	Per share amounts calculated using average shares outstanding method.
++	The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund’s aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.
+	Includes the effect of a one-time special dividend (0.16% of average net assets) that is not expected to recur.

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS (1)	Shares/$ Par	Value
(Cost and value in $ 000s)

COMMON STOCKS 95.5%

CONSUMER DISCRETIONARY 20.0%
Auto Components 0.4%
TRW *	500,000	12,255
		12,255
Automobiles 1.5%
GM	830,000	28,220
Harley-Davidson	280,000	13,888
		42,108
Hotels, Restaurants & Leisure 2.5%
Fairmont Hotels	815,000	28,386
International Game Technology	1,135,000	31,950
McDonald's	450,000	12,488
		72,824
Household Durables 2.4%
Fortune Brands	153,900	13,666
Newell Rubbermaid	1,300,000	30,992
Sony ADR	660,000	22,731
		67,389
Leisure Equipment & Products 0.7%
Eastman Kodak	300,000	8,055
Hasbro	600,000	12,474
		20,529
Media 9.2%
Cablevision Systems, Class A *	1,010,000	32,522
Comcast, Class A *	202,000	6,201
Comcast, Special Class A *	1,040,000	31,148
Disney	800,000	20,144
Dow Jones	600,000	21,270
Liberty Media, Class A *	4,100,000	41,779
New York Times, Class A	830,000	25,855
Pearson (GBP)	600,000	7,043
Reuters (GBP)	1,208,000	8,520
Time Warner *	2,335,000	39,018
Viacom, Class B	975,000	31,219
		264,719
Multiline Retail 2.3%
Family Dollar Stores	1,100,000	28,710
Kohl's *	335,000	18,730
May Department Stores	455,000	18,273
		65,713
Specialty Retail 1.0%
RadioShack	1,225,000	28,383
		28,383
Total Consumer Discretionary		573,920

CONSUMER STAPLES 5.4%
Beverages 2.7%
Coca-Cola	925,000	38,619
Coca-Cola Enterprises	615,000	13,536
Heineken (EUR)	835,000	25,718
		77,873
Food & Staples Retailing 0.3%
Safeway	376,000	8,494
		8,494
Food Products 1.5%
Campbell Soup	615,000	18,923
General Mills	540,000	25,267
		44,190
Household Products 0.3%
Clorox	125,000	6,965
		6,965
Tobacco 0.6%
Altria Group	260,000	16,812
		16,812
Total Consumer Staples		154,334

ENERGY 8.5%
Energy Equipment & Services 2.0%
Baker Hughes	485,000	24,813
Schlumberger	445,000	33,793
		58,606
Oil, Gas & Consumable Fuels 6.5%
Amerada Hess	110,000	11,716
ConocoPhillips	440,000	25,296
ExxonMobil	530,000	30,459
Royal Dutch Petroleum ADS	555,000	36,019
Statoil ASA (NOK)	1,655,000	33,606
Total ADR	415,000	48,493
		185,589
Total Energy		244,195

FINANCIALS 21.3%
Capital Markets 5.3%
Charles Schwab	1,600,000	18,048
Franklin Resources	260,000	20,015
John Nuveen	270,700	10,184
Lazard *	325,000	7,556
Mellon Financial	655,000	18,792
Merrill Lynch	265,000	14,578
Morgan Stanley	460,000	24,136
State Street	810,000	39,082
		152,391
Commercial Banks 3.8%
Bank of America	800,000	36,488
Comerica	295,000	17,051
Royal Bank of Scotland (GBP)	965,000	29,077
U.S. Bancorp	915,000	26,718
		109,334
Consumer Finance 0.9%
American Express	453,000	24,113
		24,113
Diversified Financial Services 3.2%
Citigroup	615,000	28,431
J.P. Morgan Chase	1,124,272	39,709
Principal Financial Group	585,000	24,512
		92,652
Insurance 6.5%
Berkshire Hathaway, Class A *	280	23,380
Genworth Financial, Class A	965,000	29,172
Hartford Financial Services	465,000	34,773
Marsh & McLennan	1,475,000	40,857
Prudential	160,000	10,506
SAFECO	280,000	15,215
St. Paul Companies	855,000	33,798
		187,701
Thrifts & Mortgage Finance 1.6%
Fannie Mae	425,000	24,820
Radian	466,000	22,005
		46,825
Total Financials		613,016

HEALTH CARE 9.0%
Biotechnology 1.1%
Chiron *	205,000	7,152
MedImmune *	990,000	26,453
		33,605
Health Care Equipment & Supplies 2.0%
Boston Scientific *	1,090,000	29,430
Medtronic	525,000	27,190
		56,620
Health Care Providers & Services 1.6%
Cardinal Health	455,000	26,199
CIGNA	185,000	19,800
		45,999
Pharmaceuticals 4.3%
Bristol Myers Squibb	485,000	12,115
Johnson & Johnson	460,000	29,900
Merck	990,000	30,492
Schering-Plough	1,135,500	21,643
Wyeth	650,000	28,925
		123,075
Total Health Care		259,299

INDUSTRIALS & BUSINESS SERVICES 11.5%
Aerospace & Defense 3.9%
Honeywell International	1,100,000	40,293
Lockheed Martin	470,000	30,489
Raytheon	600,000	23,472
Rockwell Collins	350,000	16,688
		110,942
Commercial Services & Supplies 1.0%
Waste Management	1,002,000	28,397
		28,397
Electrical Equipment 0.5%
Cooper Industries, Class A	220,000	14,058
		14,058
Industrial Conglomerates 3.3%
GE	1,985,000	68,780
Tyco International	875,000	25,550
		94,330
Machinery 0.6%
Eaton	190,000	11,381
Pall	195,000	5,920
		17,301
Road & Rail 2.2%
CSX	500,000	21,330
Union Pacific	660,000	42,768
		64,098
Total Industrials & Business Services		329,126

INFORMATION TECHNOLOGY 8.0%
Communications Equipment 1.6%
Motorola	900,000	16,434
Nokia ADR	1,775,000	29,536
		45,970
Computers & Peripherals 2.0%
Hewlett-Packard	1,308,300	30,758
IBM	370,000	27,454
		58,212
IT Services 1.0%
First Data	740,000	29,704
		29,704
Semiconductor & Semiconductor Equipment 1.4%
Intel	535,000	13,942
Texas Instruments	905,000	25,404
		39,346
Software 2.0%
Microsoft	1,680,000	41,731
Synopsys *	845,000	14,086
		55,817
Total Information Technology		229,049

MATERIALS 5.9%
Chemicals 1.8%
DuPont	675,000	29,032
Great Lakes Chemical	450,000	14,161
Hercules *	515,000	7,287
		50,480
Metals & Mining 1.3%
Alcoa	935,000	24,432
Nucor	310,000	14,142
		38,574
Paper & Forest Products 2.8%
Bowater	925,000	29,943
International Paper	1,120,000	33,835
MeadWestvaco	630,000	17,665
		81,443
Total Materials		170,497

TELECOMMUNICATION SERVICES 3.0%
Diversified Telecommunication Services 3.0%
Alltel	325,000	20,241
Qwest Communications International *	4,850,000	17,993
Sprint	1,600,000	40,144
Telus (CAD)	198,600	6,977
Telus (Non-voting shares)	52,800	1,796
Total Telecommunication Services		87,151

UTILITIES 2.9%
Electric Utilities 1.0%
FirstEnergy	460,000	22,130
Pinnacle West Capital	160,000	7,112
		29,242
Gas Utilities 1.2%
NiSource	1,360,000	33,633
		33,633
Independent Power Producers & Energy Traders 0.7%
Duke Energy	690,000	20,514
		20,514
Total Utilities		83,389
Total Common Stocks (Cost $2,436,467)		2,743,976

CONVERTIBLE PREFERRED STOCKS 0.5%
Genworth Financial	106,000	3,641
John Nuveen, Class A *	320,000	11,613
Total Convertible Preferred Stocks (Cost $13,530)		15,254

CONVERTIBLE BONDS 0.4%
Delta Air Lines, 144A, 2.875%, 2/18/24	3,970,000	1,373
Fortis Insurance, 144A, 7.75%, 1/26/08	8,900,000	9,762
Total Convertible Bonds (Cost $12,713)		11,135

SHORT-TERM INVESTMENTS 5.2%
Money Market Fund 5.1%
T. Rowe Price Reserve Investment Fund, 3.14% #†	145,371,313	145,371
		145,371
U.S. Treasury Obligations 0.1%
U.S. Treasury Bills
2.494%, 7/7/05	500,000	500
2.602%, 7/7/05	2,000,000	1,999
		2,499
Total Short-Term Investments (Cost $147,870)		147,870

Total Investments in Securities
101.6% of Net Assets (Cost $2,610,580)		$2,918,235

(1)	Denominated in U.S. dollars unless other-
wise noted
#	Seven-day yield
*	Non-income producing
†	Affiliated company – See Note 4
144A	Security was purchased pursuant to Rule
144A under the Securities Act of 1933 and
may be resold in transactions exempt from
registration only to qualified institutional
buyers – total value of such securities at
period-end amounts to $11,135 and repre-
sents 0.4% of net assets
ADR	American Depository Receipts
ADS	American Depository Shares
CAD	Canadian dollar
EURO	Euro
GBP	British pound
NOK	Norwegian krone

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF ASSETS AND LIABILITIES
(In thousands except shares and per share amounts)
Assets
Investments in securities, at value
Affiliated companies (cost $145,371)	$145,371
Non-affiliated companies (cost $2,465,209)	2,772,864

Total investments in securities	2,918,235
Dividends and interest receivable	4,354
Receivable for investment securities sold	27,500
Receivable for shares sold	20,217
Other assets	1,646

Total assets	2,971,952

Liabilities
Investment management fees payable	1,595
Payable for investment securities purchased	18,832
Payable for shares redeemed	76,149
Due to affiliates	463
Other liabilities	2,147

Total liabilities	99,186

NET ASSETS	$2,872,766

Net Assets Consist of:
Undistributed net investment income (loss)	$17,894
Undistributed net realized gain (loss)	61,232
Net unrealized gain (loss)	307,650
Paid-in-capital applicable to 125,530,365 shares of
$0.0001 par value capital stock outstanding;
1,000,000,000 shares authorized	2,485,990

NET ASSETS	$2,872,766

NET ASSET VALUE PER SHARE
Investor Class
($2,745,988,909/119,791,978 shares outstanding)	$22.92

Advisor Class
($126,776,847/5,558,387 shares outstanding)	$22.81

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF OPERATIONS
($ 000s)
6 Months
Ended
6/30/05
Investment Income (Loss)
Income
Dividend	$28,565
Interest	390
Securities lending	73

Total income	29,028

Expenses
Investment management	9,060
Shareholder servicing
Investor Class	3,065
Advisor Class	60
Rule 12b-1 fees – Advisor Class	149
Custody and accounting	116
Registration	85
Prospectus and shareholder reports
Investor Class	53
Advisor Class	4
Proxy and annual meeting	11
Legal and audit	10
Directors	5
Miscellaneous	2

Total expenses	12,620
Expenses paid indirectly	(6)

Net expenses	12,614

Net investment income (loss)	16,414

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
Securities	53,599
Futures	(582)
Foreign currency transactions	(52)

Net realized gain (loss)	52,965

Change in net unrealized gain (loss)
Securities	(63,145)
Other assets and liabilities
denominated in foreign currencies	(5)

Change in net unrealized gain (loss)	(63,150)

Net realized and unrealized gain (loss)	(10,185)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$6,229

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF CHANGES IN NET ASSETS
($ 000s)
	6 Months	Year
	Ended	Ended
	6/30/05	12/31/04
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$16,414	$21,176
Net realized gain (loss)	52,965	48,702
Change in net unrealized gain (loss)	(63,150)	244,200

Increase (decrease) in net assets from operations	6,229	314,078

Distributions to shareholders
Net investment income
Investor Class	–	(18,954)
Advisor Class	–	(783)

Decrease in net assets from distributions	–	(19,737)

Capital share transactions *
Shares sold
Investor Class	571,342	999,492
Advisor Class	22,269	38,354
Distributions reinvested
Investor Class	–	18,588
Advisor Class	–	752
Shares redeemed
Investor Class	(260,115)	(352,114)
Advisor Class	(10,144)	(11,533)

Increase (decrease) in net assets from
capital share transactions	323,352	693,539

Net Assets
Increase (decrease) during period	329,581	987,880
Beginning of period	2,543,185	1,555,305

End of period	$2,872,766	$2,543,185

(Including undistributed net investment income of
$17,894 at 6/30/05 and $1,480 at 12/31/04)
*Share information
Shares sold
Investor Class	25,181	47,814
Advisor Class	987	1,846
Distributions reinvested
Investor Class	–	829
Advisor Class	–	34
Shares redeemed
Investor Class	(11,434)	(16,637)
Advisor Class	(450)	(559)

Increase (decrease) in shares outstanding	14,284	33,327

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Value Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective. The fund has two classes of shares: the Value Fund original share class, referred to in this report as the Investor Class, offered since September 30, 1994, and Value Fund—Advisor Class (Advisor Class), offered since March 31, 2000. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund receives upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are included in realized gain on securities in the accompanying financial statements and totaled $48,000 for the six months ended June 30, 2005. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis.

Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Futures Contracts During the six months ended June 30, 2005, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled trust managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At June 30, 2005, there were no securities on loan.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $525,620,000 and $201,384,000, respectively, for the six months ended June 30, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2005.

At June 30, 2005, the cost of investments for federal income tax purposes was $2,610,580,000. Net unrealized gain aggregated $307,650,000 at period-end, of which $448,435,000 related to appreciated investments and $140,785,000 related to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. Prior to May 1, 2005, the maximum group fee rate in the graduated fee schedule had been 0.295% for assets in excess of $120 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2005, the effective annual group fee rate was 0.31%.

The Advisor Class is also subject to a contractual expense limitation through April 30, 2006. During the limitation period, the manager is required to waive its management fee and reimburse a class for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation. The class is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the class’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than April 30, 2008. Pursuant to this agreement, at June 30, 2005, there were no amounts subject to repayment. For the period ended June 30, 2005, the Advisor Class operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended June 30, 2005, expenses incurred pursuant to these service agreements were $37,000 for Price Associates, $436,000 for T. Rowe Price Services, Inc., and $725,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period end pursuant to these service agreements is reflected as due to affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended June 30, 2005, the fund was charged $107,000 for shareholder servicing costs related to the college savings plans, of which $78,000 was for services provided by Price. The amount payable at period end pursuant to this agreement is included in due to affiliates in the accompanying financial statements. At June 30, 2005, approximately 3.6% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate, special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the six months ended June 30, 2005, the fund was allocated $53,000 of Spectrum Funds’ expenses and $1,171,000 of Retirement Funds’ expenses. Of these amounts, $1,041,000 related to services provided by Price. The amount payable at period end pursuant to this agreement is reflected as a component of due to affiliates in the accompanying financial statements. At June 30, 2005, approximately 8.1% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 30.6% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees. During the six months ended June 30, 2005, dividend income from the Reserve Funds totaled $2,006,000, and the value of shares of the Reserve Funds held at June 30, 2005 and December 31, 2004 was $145,371,000 and $149,170,000, respectively.

As of June 30, 2005, T. Rowe Price Group, Inc. and/or its wholly owned subsidiaries owned 286,489 shares of the Investor class, aggregating less than 1% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 2, 2005, the fund’s Board of Directors unanimously approved the investment advisory contract (“Contract”) between the fund and its investment manager, T. Rowe Price Associates, Inc. (“Manager”). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns to previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that an additional breakpoint should be added to the group fee component of the fees paid by the fund under the Contract at a level of $160 billion. The Board further concluded that, with this change, the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class and the Advisor Class) and compared them to fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds but below the median for other groups of comparable funds. The information also indicated that the fund’s expense ratio (for both classes) was at or below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract as amended to add an additional breakpoint to the group fee rate. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Value Fund, Inc.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	August 18, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	August 18, 2005

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	August 18, 2005